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                                                             January 1, 2000
 FUND PROFILE
T. ROWE PRICE
Global Bond Fund

 A worldwide income fund seeking high income and capital growth through foreign and U.S. fixed income securities.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

T ROWE PRICE LOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks high current income and, secondarily, capital appreciation and protection of principal by investing primarily in high-quality foreign and U.S. government bonds.


 What is the fund's principal investment strategy?

   We expect the fund will normally have at least 65% of its total assets in high quality bonds issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces, and municipalities. Corporate bonds may also be purchased. The fund may also invest up to 20% of total assets in below-investment-grade, high-risk bonds. These may include emerging market bonds and bonds in default or with the lowest rating.

   To reduce the effect of interest rate changes on the fund's share price, the weighted average maturity of the portfolio is likely to average around five to seven years, although this may vary according to our interest rate outlook. The fund may also hold individual securities with maturities longer or shorter than five or seven years. The fund has wide flexibility to purchase and sell currencies in an effort to profit from currency trends and reduce the impact of currency fluctuations on the share price.

   Investment decisions are based on fundamental market factors, such as yield differences among bonds as well as demand and supply factors, currency trends, and credit quality. The fund generally invests in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where Price-Fleming believes the currency risk can be minimized through hedging. The fund sells holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, to shift assets into higher-yielding securities, or to alter geographic or currency exposure.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The fund is subject to the usual risks of fixed income investing as well as the special risks of international investing.

  . Interest rate risk This risk refers to the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter maturities.

  . Credit risk  This is the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (the failure of an issuer to
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FUND PROFILE
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   make timely payments of interest or principal), potentially reducing the fund's income level and share price. The risk of default is much greater for the emerging market bonds in the fund's portfolio.

  . Nondiversified risk Because it is nondiversified, the fund can invest more of its assets in a fewer number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

  . Currency risk This is a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the fund's holdings can be significant and long lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. We may actively manage currency risk in the fund in an effort to reduce the negative impact of a strong dollar. Currency trends are unpredictable and to the extent the fund purchases and sells currencies, it will also be subject to the risk that its trading strategies, including efforts at hedging, will not be successful. Furthermore, hedging costs can be significant and reduce fund net asset values and many emerging market currencies can not be effectively hedged.

  . Emerging market risk The fund's investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Certain countries have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors).

  . Other risks of foreign investing Other risks of foreign investing result from the varying stages of economic and political development of foreign countries, the differing regulatory environments, trading days and accounting standards of non-U.S. markets, and higher transaction costs. Acts of government interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would also have an adverse effect on the fund.

  . Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

  . Year 2000 risk  Companies, organizations, governmental entities, and markets in which the fund invests will be affected by the Year 2000 problem. While at this time the fund cannot predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. ones. The fund's return could be adversely affected as a result.
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   As with all mutual funds, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of fixed income investing. If you are willing to accept the special risks associated with international investing and the general risks of investing in fixed income securities to achieve current income and potential capital growth, this fund could be appropriate for you.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

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FUND PROFILE
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
                  Calendar Year Total Returns
  "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"    "99"
 ---------------------------------------------------------------
 11.31  3.26   11.15  -3.05  18.13  6.59   1.61   11.93   -6.69
 ---------------------------------------------------------------


          Quarter ended              Total return

 Best quarter                            3/31/95 7.82%

 Worst quarter                           3/31/99 -4.93%


 Table 1  Average Annual Total Returns
                                                    Periods ended
                                                  December 31, 1999
                                                              Since inception
                                          1 year   5 years     (12/31/1990)
 -----------------------------------------
  Global Bond Fund                        -6.69%    5.97%          5.76%

  J.P. Morgan Global Bond Index Plus      -4.49     6.87             ---
  J.P. Morgan Global Gvm't Bond Index/a/  -5.08     6.69            7.38
  Lipper Global Income Funds Average      -2.43     6.36            6.01
 -----------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 /a/"Unhedged" means that bonds in the index are fully exposed to foreign exchange fluctuations versus the U.S. dollar.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.
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
 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.67%/a/

  Other expenses                                           0.76%

  Total annual fund operating
  expenses                                                 1.43%/a/

  Fee waiver/reimbursement                                 0.43%

  Net expenses                                             1.00%
 -------------------------------------------------------------------------------------


 /a/Price-Fleming is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the fund's ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to Price-Fleming by the fund through the indicated reimbursement date, but no reimbursement will be made if it would result in the fund's expense ratio exceeding its specified limit. A summary of the fund's expense limitation and the periods for which it is effective is set forth below:

      Limitation Period  Expense Ratio Limitation  Reimbursement Date
       1/1/99-12/31/00            1.00%                 12/31/02


   Previously, the fund operated under a 1.20% expense ratio limitation that expired December 31, 1997. Effective January 1, 1998, Price-Fleming agreed to extend the limitation period through December 31, 1998, and lower the expense limitation to 1.00%. Fees waived or expenses assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.00%. However, no reimbursement will be made after December 31, 1999 (for the first agreement), or December 31, 2000 (for the second agreement), or if it would result in the expense ratio exceeding 1.00%.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

   1 year      3 years      5 years       10 years
 ----------------------------------------------------
    $102        $366         $697          $1,637
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



 Who manages the fund?

   The fund is managed by Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and the London-based Fleming Group. Established in 1979, Price-Fleming manages investments for individual and institutional accounts, including 12 no-load mutual funds sold directly to the public.

   The fund has an Investment Advisory Group with day-to-day responsibility for managing the funds. The advisory group consists of Peter Askew, who joined Price-Fleming in 1988 and has been managing multicurrency fixed
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   income portfolios since 1976; Christopher Rothery, who joined Price-Fleming in 1994 and has been managing multicurrency fixed income portfolios since 1988; and Michael Conelius, who joined T. Rowe Price in 1988 and Price-Fleming in 1995, and has been managing investments since 1992.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

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                                                                 RPS F51-035

 T. Rowe Price Investment Services, Inc., Distributor
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